UMB Scout Funds

Kansas Tax-Exempt Bond Fund

Annual Report   June 30, 2000

A no-load mutual fund that seeks current income exempt from regular federal income tax and Kansas state personal income tax, by investing in municipal bonds or debt instruments.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ending June
30, 2000 at $9.67 per share, compared to $9.80 per share as of June 30, 1999. Investors earned a total return (price change and reinvested distributions) of 1.18% for the quarter and 2.92% for the fiscal year. The Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

Income from the Fund may be subject to federal alternative minimum tax as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

The municipal market continues to chug along with the other markets as the investment community tries to determine which direction to take to obtain our respective investment goals.

The volatility in the stock market has created some disintermediation between the stock market and the taxable and tax-exempt bond markets. When there is chaos in the stock market, investors tend to move their monies to the bond markets that have stated coupon payments and stated maturity dates.

The Federal Open Market Committee's (FOMC) decision to make changes in the overnight federal funds rate and the discount rate has also left some market participants concerned and confused. The FOMC has two meeting dates scheduled (August 22 and October 3) before the November Presidential election.

The United States Treasury has begun to reduce its current outstanding debt issuance from the one-year bill to the 30-year bond. This is making the supply for U.S. Treasury investment instruments a little sparse and a little pricey (lower yields). The corporate bond market has seen several downgrades as a result of all of the mergers and acquisitions, as well as the rating agencies lowering the bond ratings. Lower ratings on bonds bring higher yields and lower prices because of the uncertainties in the financial strength of the newly created entities.

In spite of the current level of confusion, the municipal bond market remains a safe haven for investors to invest their monies. The municipal market is a good place to be invested in if you are in the 31% tax bracket and higher, and in some situations, it is appropriate for those in the upper 28% tax bracket as well. With the strong United States economy, the local and state municipalities are also seeing good financial times, strong balance sheets and balanced budgets. However, the down side of the municipal bond market has been the lack of supply. The new issuance's calendar slows down during the summer months because the school districts have borrowed their money to do their projects. Also, since interest rates have remained low, most of the municipalities have refunded their old debt with the lower rates decreasing the available supply of bonds. As buyers for the UMB Scout Kansas Tax-Exempt Bond Fund, we are always looking for good quality bonds for the Fund.

Thank you for your continued support of the UMB Scout family of mutual funds and UMB Bank. If we can assist you or answer any questions, please feel free to contact us.

Sincerely,

/s/M. Kathryn Gellings

M. Kathryn Gellings
/s/Rex W. Matlack

Rex W. Matlack
UMB Investment Advisors

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Kansas Tax-Exempt Bond Fund
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Kansas Tax-Exempt Bond Fund
as of June 30, 2000
                                 Quarter    1 Year  Inception
UMB Scout Kansas Tax-Exempt
  Bond Fund                       1.18%     2.92%     2.62%
Lehman Brothers
  5-Year Municipals Index*        1.57%     3.77%      N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - Fund Diversification
UMB Scout Kansas Tax-Exempt Bond Fund

Chart - HISTORICAL PER SHARE RECORD
UMB Scout Kansas Tax-Exempt Bond Fund
                     Income &                Cumulative**
             Net    Short-Term   Long-Term    Value Per
            Asset     Gains        Gains      Share Plus
            Value  Distribution Distribution Distributions
12/31/98    $10.01     $0.33         -          $10.34
12/31/99      9.68      0.40         -           10.40
06/30/00*     9.67      0.20         -           10.60

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

   FACE                                                                Market
  AMOUNT   DESCRIPTION                                                  Value

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES - 92.8%
KANSAS
$100,000  Baldwin City, Kansas, 4.375%, due September 1, 2001         $ 99,625
 165,000  Barton County Kansas, Unified School District #428,
            4.75%, due September 11, 2011                              156,956
 125,000  Bonner Springs, Kansas, 4.9%, due September 1, 2011          121,719
 150,000  Cloud County Kansas, Unified School District # 333,
            5.1%, due September 1, 2004                                150,375
  55,000  Concordia, Kansas, 4.7%, due November 1, 2007                 53,075
  25,000  Derby, Kansas, 4.65%, due June 1, 2009                        24,094
 100,000  Douglas County Kansas, Unified School District #497, 4.5%,
            due September 1, 2002                                       99,750
 200,000  Douglas County Kansas, Unified School District #497, 4.3%,
            due September 1, 2005                                      192,750
  20,000  Ellsworth, Kansas Public Building Rev.,
            4.7%, due June 1, 2007                                      18,875
  10,000  Ellsworth, Kansas Public Building Rev.,
            4.5%, due June 1, 2005                                       9,563
  50,000  Finney County Kansas, 4.3%, due December 1, 2011              45,125
  50,000  Garden City, Kansas, 4.1%, due November 1, 2004               47,750
  50,000  Hays, Kansas, 4.4%, due September 1, 2010                     46,625
 100,000  Johnson County Kansas, 5.1%, due September 1, 2000           100,087
 100,000  Johnson County Kansas, 4.9%, due September 1, 2009            93,000
  50,000  Johnson County Kansas, Unified School District #512,
            4.95%, due October 1, 2009                                  49,625
 100,000  Johnson County Kansas, Unified School District #512,
            5%, due October 1, 2009                                     99,750
 100,000  Johnson County Kansas, Unified School District #232,
            5%, due March 1, 2005                                      100,625
  25,000  Johnson County Kansas, Unified School District #231,
            5.25%, due October 1, 2002                                  25,344
 300,000  Johnson County Kansas, Unified School District #231,
            5.1%, due October 1, 2004                                  303,000
   5,000  Johnson County Kansas, Unified School District #231,
            4.35%, due October 1, 2005                                   4,838
 125,000  Johnson County Kansas, Unified School District #229,
            4%, due September 1, 2003                                  121,563
 100,000  Johnson County Kansas, Unified School District #229,
            5.2%, due October 1, 2003                                  101,375
 100,000  Johnson County Kansas, Unified School District #229,
            5.5%, due October 1, 2005                                  101,875
  50,000  Johnson County Kansas, Unified School District #229,
            5.125%, due October 1, 2006                                 50,688
 100,000  Johnson County Kansas Water District #001,
            4.9%, due June 1, 2012                                      96,125
   5,000  Junction City, Kansas, 4.5%, due September 1, 2003             4,969
   5,000  Kansas City, Kansas, 5.625%, due September 1, 2009             5,131
 200,000  Kansas State Dept. of Transportation,
            4.25%, due September 1, 2001                               199,500
   5,000  Kansas State Dept. of Transportation,
            4.8%, due March 1, 2002                                      5,019
 200,000  Kansas State Dept. of Transportation,
            5.1%, due March 1, 2005                                    202,750
  50,000  Kansas State Dev. Finance Authority,
            4.7%, due March 1, 2002                                     49,563
   5,000  Kansas State Dev. Finance Authority,
            4.6%, due October 1, 2002                                    4,988
 100,000  Kansas State Dev. Finance Authority,
            4.8%, due March 1, 2003                                     98,625
 100,000  Kansas State Dev. Finance Authority,
            4.875%, due March 1, 2004                                   97,750
   5,000  Kansas State Highway Rev., 4.5%, due July 1, 2003              4,969
   5,000  Kansas State Turnpike Authority,
            4.5%, due September 1, 2000                                  5,000
  75,000  Lawrence, Kansas, 5.1%, due September 1, 2001                 75,055
  30,000  Lawrence, Kansas, 4.35%, due September 1, 2002                29,813
 150,000  Lawrence, Kansas, 5.2%, due September 1, 2002                150,116
 275,000  Leawood, Kansas, 4.9%, due September 1, 2001                 276,031
   5,000  Leawood, Kansas, 5%, due September 1, 2002                     5,025
 100,000  Leawood, Kansas, 4.35%, due September 1, 2004                 97,875
  35,000  Lenexa, Kansas, 5%, due September 1, 2005                     35,219
  10,000  Lenexa, Kansas, 5.05%, due September 1, 2006                  10,063
 100,000  Lyon County Kansas, 4.7%, due September 1, 2009               97,500
 100,000  Miami County Kansas, Unified School District #367,
            4.35%, due September 1, 2005                                96,750
 200,000  Overland Park, Kansas, 4.2%, due September 1, 2002           197,500
   5,000  Overland Park, Kansas, 5.2%, due September 1, 2002             5,031
 100,000  Prairie Village, Kansas, 5.1%, due September 1, 2005         100,125
   5,000  Riley County Kansas, 4.35%, due September 1, 2007              4,756
   5,000  Riley County Kansas, Unified School District #383,
            4.7%, due November 1, 2003                                   4,994
  80,000  Sabetha, Kansas, 4%, due September 1, 2004                    75,900
 155,000  Salina, Kansas, Water and Sewer Systems,
            4.05%, due October 1, 2001                                 153,450
  50,000  Salina, Kansas, Water and Sewer Systems,
            4.1%, due October 1, 2002                                   49,125
 100,000  Salina, Kansas, Water and Sewer Systems,
            4.4%, due October 1, 2008                                   94,250
 300,000  Sedgwick County Kansas, 5%, due August 1, 2002               301,197
 340,000  Sedgwick County Kansas, Unified School District #265,
            5.4%, due October 1, 2005                                  348,075
  50,000  Sedgwick County Kansas, Unified School District #265,
            4.25%, due October 1, 2008                                  46,813
 200,000  Sedgwick County Kansas, Unified School District #263,
            5.3%, due September 1, 2003                                203,250
  50,000  Sedgwick County Kansas, Unified School District #261,
            4.1%, due November 1, 2009                                  45,438
   5,000  Sedgwick County Kansas, Unified School District #260,
            4.6%, due October 1, 2010                                    4,763
  45,000  Shawnee County Kansas, 4.47%, due August 1, 2000              44,993
 180,000  Shawnee County Kansas, 5.3%, due September 1, 2001           181,350
  35,000  Shawnee County Kansas, 4.15%, due September 1, 2005           33,381
  50,000  Shawnee County Kansas, Unified School District #501,
            4.3%, due February 1, 2005                                  48,313
  50,000  Shawnee County Kansas, Unified School District #501,
            4%, due August 1, 2006                                      46,688
 200,000  Shawnee, Kansas, 4.3%, due December 1, 2004                  194,500
 100,000  Topeka, Kansas, 5%, due August 15, 2000                      100,050
 100,000  Topeka, Kansas, 4.3%, due August 15, 2005                     96,375
   5,000  Topeka, Kansas, 5.25%, due August 15, 2011                     5,006
  70,000  Topeka, Kansas, Water Revenue, 4.3%, due August 1, 2007       65,713
  30,000  Wellington, Kansas, Electric Revenue, 4.6%, due May 1, 2007   28,988
 100,000  Wichita, Kansas, 4.5%, due September 1, 2009                  94,000
  20,000  Wichita, Kansas, Water and Sewer Revenue,
            3.85%, due April 1, 2001                                    19,894
  25,000  Winfield, Kansas, Electric Revenue,
            4.65%, due September 1, 2001                                25,002
 300,000  Wyandotte County Kansas, Unified School District #204,
            5.2%, due September 1, 2004                                301,116
  50,000  Wyandotte County Kansas, Utility Revenue,
            4.25%, due September 1, 2009                                45,688
                                                                     6,831,612
Missouri
 100,000  Missouri State Health & Educational Facs. Auth.,
            St. Louis Univ., Variable Rate Note-daily,
            due December 1, 2005                                       100,000
 100,000  Missouri State Health & Educational Facs. Auth.,
            St. Louis Univ., Variable Rate Note-daily,
            due October 1, 2024                                        100,000
 100,000  St. Charles County Missouri IDA, Monsanto Co.,
            Variable Rate Note-daily, due July 1, 2021                 100,000
                                                                       300,000
TOTAL INVESTMENTS (Cost $7,223,617) - 99.3%                          7,131,612

Other assets less liabilities - 0.7%                                    53,334

TOTAL NET ASSETS - 100.0%
 (equivalent to $9.67 per share; 10,000,000 shares
 of $1.00 par value capital shares authorized;
 743,182 shares outstanding)                                        $7,184,946

For federal income tax purposes, the identified cost of investments owned at June 30, 2000, was $7,223,617.

Net unrealized depreciation for federal income tax purposes was $92,005, which is comprised of unrealized appreciation of $25,737 and unrealized depreciation of $117,742.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS                                        JUNE 30, 2000

StatementS of Assets and Liabilities

ASSETS:
 Investment securities, at market
  value (identified cost $7,223,617)                         $ 7,131,612
 Interest receivable                                             100,496
 Receivable for investments sold                                  10,000
      Total assets                                             7,242,108

LIABILITIES:
 Disbursements in excess of demand deposit cash                    2,162
 Payable for investments purchased                                55,000
      Total liabilities                                           57,162
NET ASSETS                                                   $ 7,184,946

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)                 $ 7,273,833
 Accumulated undistributed income:
   Net  investment income                                             88
   Net realized gain on investment transactions                    3,030
 Net unrealized depreciation on investments                      (92,005)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                  $ 7,184,946

Capital shares, $1.00 par value
 Authorized                                                   10,000,000

 Outstanding                                                     743,182

 NET ASSET VALUE PER SHARE                                   $      9.67

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

Statements of Operations

INVESTMENT INCOME:
 Income:
   Interest                                                  $   342,512
 Expenses:
   Management fees                                                36,705
      Net investment income                                      305,807

Realized and unrealized GAIN (loss) ON INVESTMENTS:
 Net realized gain from investment transactions                    3,355
 Decrease in net unrealized appreciation of investments         (106,324)
      Net realized and unrealized loss on investments           (102,969)
      Net increase in net assets resulting from operations   $   202,838

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                         YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2000    JUNE 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                   $  305,807       $  300,304
 Net realized gain from investment transactions               3,355            2,740
 Decrease in net unrealized appreciation on investments    (106,324)        (116,545)
   Net increase in net assets resulting from operations     202,838          186,499

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                     (305,807)        (300,304)
 Net realized gain from investment transactions              (2,978)               -
   Decrease in net assets from distributions               (308,785)        (300,304)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 168,428 and 352,878
   shares sold, respectively                              1,634,275        3,526,358
 Net asset value of 1,986 and 2,641 shares issued
   for reinvestment of distributions, respectively           19,470           26,318
                                                          1,653,745        3,552,676
 Cost of 222,334 and 167,651 shares redeemed             (2,158,587)      (1,679,093)
   Net increase (decrease) in net assets
      from capital share transactions                      (504,842)       1,873,583
      Net increase (decrease) in net assets                (610,789)       1,759,778

NET ASSETS:
 Beginning of year                                        7,795,735        6,035,957
 End of year (including undistributed net investment
   income of $88 in 2000)                                $7,184,946       $7,795,735

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Investment income is recorded daily and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding short-term securities), were as follows:
                         Other than
                      U.S. Government  U.S. Government
                         Securities       Securities
Purchases                $471,403         $    -
Proceeds from sales       923,197              -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors;
rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                             February 23, 1998
                                       Years Ended June 30,           To
                                           2000     1999        JUNE 30, 1998*
Net asset value, beginning of period     $  9.80   $ 9.94           $ 10.00

 Income from investment operations:
   Net investment income                    0.40     0.40              0.13
   Net realized and unrealized loss
      on securities                        (0.13)   (0.14)            (0.06)
 Total from investment operations           0.27     0.26              0.07

 Distributions from:
   Net investment income                   (0.40)   (0.40)            (0.13)

Net asset value, end of period           $  9.67   $ 9.80           $  9.94

Total return                                   3%       3%                2%


Ratios/Supplemental Data
Net assets, end of period (in millions)  $     7   $    8           $     6
Ratio of expenses to average net assets     0.50%    0.50%             0.50%
Ratio of net investment income to
 average net assets                         4.19%    4.01%             4.33%
Portfolio turnover rate                        7%      12%                4%

*The Fund was capitalized on January 13, 1998 with $100,000, representing
10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share.

Ratios for this initial period of operation are annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Kansas Tax-Exempt Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., including the statement of net assets, as of June 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.